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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                       	 Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through December 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                       Pioneer Real
                       Estate Shares

--------------------------------------------------------------------------------
                       Annual Report | December 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PWREX
                       Class B     PBREX
                       Class C     PCREX
                       Class Y     PYREX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         20

Notes to Financial Statements                                                28

Report of Independent Registered Public Accounting Firm                      35

Approval of Investment Advisory and Sub-Advisory Agreements                  36

Trustees, Officers and Service Providers                                     41

                         Pioneer Real Estate Shares | Annual Report | 12/31/12 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Capital Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Capital Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Real Estate Shares | Annual Report | 12/31/12 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Real Estate Shares | Annual Report | 12/31/12 3

Portfolio Management Discussion | 12/31/12

With an easing of global macroeconomic concerns and the nascent recovery in the housing market raising confidence in U.S. growth, the real estate sector enjoyed strong performance during the 12-month period ended December 31, 2012. In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares, discusses the investment environment and the Fund's performance during the 12-month period.

Q What factors contributed to the rally in real estate stocks during the 12 months ended December 31, 2012?

A For much of 2012, investors encountered great macroeconomic uncertainty, ranging from the viability of the euro zone and slower economic growth in China, to the year-end "fiscal cliff" budget negotiations in the U.S. and their potential implications for tax code changes in 2013. Yet, as the year progressed, prospects for the U.S. economy improved and global economic conditions stabilized, helping equities to post strong gains for the full 12-month period. REITs were at the vanguard of the market rally, helped by the asset class's positive investment flows. The strong demand for REITs was driven by investors' search for yield in a low-interest-rate environment, continued improvement in commercial property fundamentals, and a historically low level of new REIT supply coming to market.

Q   How did Pioneer Real Estate Shares perform in this environment?

A Pioneer Real Estate Shares Class A shares returned 15.75% at net asset value during the 12 months ended December 31, 2012, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 17.77%. During the same period, the average return of the 237 mutual funds in Lipper's Real Estate Funds category was 17.73%.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Annual Report | 12/31/12

Q What were some of the reasons behind the Fund's underperformance of the MSCI Index during the 12 months ended December 31, 2012?

A We believe that the Fund's small cash position -- that is, the portfolio's not being fully invested in REITs during the period -- proved to be the greatest drag on relative performance during the 12-month period, especially given the real estate market's rally.

    While we are guided by our bottom-up stock selection process when investing the portfolio's assets, and are not top-down investors, the Fund's underweight exposure to the outperforming regional mall sector and its overweight position in the underperforming diversified REIT sector also detracted from relative results.

    With that said, our decision to limit the Fund's investments in the underperforming apartment and office REIT sectors proved beneficial for relative returns.

Q What individual holdings favorably influenced the Fund's performance during the 12 months ended December 31, 2012?

A Favorable returns from the Portfolio's three top contributor REITs--Extra Space Storage, Kilroy Realty and Retail Properties of America--were augmented by our decision to overweight those particular investments relative to the MSCI Index.

    Extra Space Storage posted stronger-than-expected earnings results throughout the 12-month period and raised its earnings guidance for 2012. Within the office REIT sector, Kilroy Realty's portfolio is heavily invested in the Seattle area as well as in northern and southern California, regions of the country where office markets recovered more strongly than in other areas in 2012. Retail Properties of America went public in April 2012, and the Portfolio participated in the initial public offering: the stock had a total return of more than 28% from its debut through December 31, 2012.

Q What individual holdings detracted from the Fund's performance during the 12 months ended December 31, 2012?

A The apartment REIT sector lagged during the 12-month period as investors became concerned that the recovering single-family housing market would compete with the multi-family sector (we tend to disagree with that investment thesis). As a result of the apartment sector's struggles, the Fund's overweight positions in Equity Residential and AvalonBay Communities, two apartment REITs which underperformed, weighed on performance during the period. The portfolio's position in First Potomac Realty, an industrial REIT, was hurt by management's announcement in the first quarter of 2012 that the company was in danger of breaching a debt

                         Pioneer Real Estate Shares | Annual Report | 12/31/12 5 covenant due to an accounting error. The company managed to avoid committing the breach, but the announcement hurt the stock's performance for the remainder of the 12-month period, even as management worked to regain investors' trust.

Q Could you comment on the performance of the underlying sectors of the REIT market and mention any noteworthy shifts in the Fund's sector allocations during the 12 months ended December 31, 2012?

A In terms of underlying property market fundamentals, apartments were the strongest performers in the REIT market. Apartment REITs had the fastest income growth during 2012, with vacancies at or below long-term averages and rents well above pre-recession peaks. Despite their solid fundamentals, however, the positive performance of apartment REITs fell short of the overall REIT market during the 12-month period. Worries about supply, a recovering single-family housing picture, and slowing rent growth were factors in the apartment REIT sector's underperformance of the overall REIT market.

    In recent years, both the office and industrial sectors have experienced slow improvement in vacancy rates, and market rents began to move off their lows. In the fourth quarter of 2012, however, their fundamentals diverged, as sluggish job growth translated into anemic demand for office leasing. Thus, the return of office REITs in 2012 lagged the overall REIT market. In contrast, after a strong showing in the fourth quarter, industrial REITs outpaced the broader REIT market, returning 31%. Industrial REIT fundamentals improved during the course of 2012, with occupancies climbing faster as the year went on and leasing spreads turning positive. Industrial REITs also are beginning to pursue development opportunities, particularly in the built-to-suit space. Vacancy rates have remained higher than normal, but they have been coming down more rapidly than vacancies in the office REIT sector in recent quarters.

    Regional malls were the second-strongest property segment in 2012, with a gain of 28% -- well ahead of the overall REIT market. Fundamentals for regional malls recovered early in the 12-month period, especially at the higher end of the quality spectrum, where affluent consumers have been spending. With new supply in check, mall occupancies up by 2% for the year, and several major mall REITs pursuing external growth in both international markets and the outlet space, the future looks bright for regional mall REITs, in our opinion.

    In shopping center REITs, strip malls were among the top-performing segments of the REIT market in 2012. Rebounding off a disappointing 2011, investors began to see some signs of hope as vacancy rates and rents

6 Pioneer Real Estate Shares | Annual Report | 12/31/12 began to slowly improve. Current fundamentals remain challenging, however, with vacancy at near-peak levels, but a recovery appears to be under way -- assuming the U.S. economy does not reverse course.

    Hotels performed well fundamentally during 2012, with revenue-peravailable room up by about 6% to 8% from 2011 levels. Occupancies are near long-term norms, but we think that there is room for continued improvement in rents. Luxury hotel brands and gateway cities continued to outperform during the year, though the gap between the groups and the rest of the market tightened in 2012. With a return of a little more than 12%, hotel REITs lagged the broader REIT market during the 12-month period.

    Fundamentals of health care REITs have been strong, though much of that strength already has been discounted in their prices, as health care REITs have been trading at large premiums to the market value of the underlying real estate owned, in our opinion. That said, health care REITs have done exactly what a sector with richly valued equity should do: they have been issuing equity and making acquisitions in the private market. Moreover, demand for the space owned by those companies is less sensitive to shifts in the economic climate, and that defensive characteristic of health care REITs helped them outperform late in the 12-month period as the "fiscal cliff" negotiations and the accompanying market uncertainty increased. The late-year rally helped health care REITs to outperform the overall REIT market over the full 12-month period.

    Regarding notable changes to the portfolio, given the market's overall improvement and changes in relative value, we reduced the Fund's underweight position in apartment REITs during the second half of 2012, and also reduced the overweight positions in shopping centers and data center REITs.

Q In your view, what trends might bode well for the real estate market in 2013?

A While the real estate sector typically needs job growth in order to thrive, it also tends to benefit from extremely low interest rates and new construction levels that are well below historical norms. Today, the REIT market finds itself in such an environment, and, in our opinion, that could provide a solid foundation for earnings growth and rising asset valuations for the REIT asset class in the year ahead.

    Given the Federal Reserve Board's public commitment to keeping interest rates at very low levels, we believe REITs currently offer competitive yields relative to other income-producing investments. Furthermore, the tangible, hard-asset characteristics of REITs appear attractive at the present time, given that, unlike most other yield-generating alternatives, REITs historically have demonstrated an ability to maintain their value in the face of inflation and higher interest rates.

                         Pioneer Real Estate Shares | Annual Report | 12/31/12 7

Please refer to the Schedule of Investments on pages 17-19 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Real Estate Shares | Annual Report | 12/31/12

Portfolio Summary | 12/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         98.8%
Temporary Cash Investments                                                  1.2%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  15.4%
Regional Mall                                                              15.0%
Health Care                                                                12.1%
Office                                                                     11.0%
Diversified                                                                 9.7%
Shopping Center                                                             8.9%
Storage                                                                     8.5%
Industrial                                                                  8.2%
Hotel                                                                       6.1%
Triple Net Lease                                                            3.5%
Manufactured Home                                                           1.6%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.  Simon Property Group, Inc.                                            9.77%
--------------------------------------------------------------------------------
 2.  Equity Residential Property Trust, Inc.                               5.78
--------------------------------------------------------------------------------
 3.  Public Storage, Inc.                                                  5.52
--------------------------------------------------------------------------------
 4.  Prologis, Inc.                                                        4.98
--------------------------------------------------------------------------------
 5.  Ventas, Inc.                                                          4.89
--------------------------------------------------------------------------------
 6.  Boston Properties, Inc.                                               4.68
--------------------------------------------------------------------------------
 7.  HCP, Inc.                                                             4.59
--------------------------------------------------------------------------------
 8.  The Macerich Co.                                                      4.56
--------------------------------------------------------------------------------
 9.  AvalonBay Communities, Inc.                                           4.50
--------------------------------------------------------------------------------
10.  Vornado Realty Trust                                                  3.81
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer Real Estate Shares | Annual Report | 12/31/12 9

Prices and Distributions | 12/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class              12/31/12            12/31/11
--------------------------------------------------------------------------------
           A                 $24.76              $21.79
--------------------------------------------------------------------------------
           B                 $24.43              $21.50
--------------------------------------------------------------------------------
           C                 $24.45              $21.53
--------------------------------------------------------------------------------
           Y                 $24.74              $21.78
--------------------------------------------------------------------------------

Distributions per Share: 1/1/12 - 12/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment             Short-Term           Long-Term
         Class          Income              Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A            $0.4462                $  --               $  --
--------------------------------------------------------------------------------
           B            $0.1247                $  --               $  --
--------------------------------------------------------------------------------
           C            $0.2494                $  --               $  --
--------------------------------------------------------------------------------
           Y            $0.5670                $  --               $  --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Real Estate Shares | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        Net Asset     Public Offering
Period                  Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                11.39%        10.73%
5 Years                  5.35          4.11
1 Year                  15.75          9.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Real Estate Shares   MSCI U.S. REIT Index
12/31/2002             $   9,425                    $  10,000
12/31/2003             $  12,564                    $  13,674
12/31/2004             $  16,994                    $  17,980
12/31/2005             $  19,507                    $  20,161
12/31/2006             $  26,488                    $  27,403
12/31/2007             $  21,350                    $  22,795
12/31/2008             $  13,172                    $  14,140
12/31/2009             $  17,144                    $  18,185
12/31/2010             $  21,988                    $  23,364
12/31/2011             $  23,944                    $  25,395
12/31/2012             $  27,713                    $  29,907

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 11

Performance Update | 12/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                10.21%        10.21%
5 Years                  4.04          4.04
1 Year                  14.22         10.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Real Estate Shares   MSCI U.S. REIT Index
12/31/2002             $  10,000                    $  10,000
12/31/2003             $  13,230                    $  13,674
12/31/2004             $  17,754                    $  17,980
12/31/2005             $  20,189                    $  20,161
12/31/2006             $  27,156                    $  27,403
12/31/2007             $  21,686                    $  22,795
12/31/2008             $  13,226                    $  14,140
12/31/2009             $  16,979                    $  18,185
12/31/2010             $  21,496                    $  23,364
12/31/2011             $  23,145                    $  25,395
12/31/2012             $  26,437                    $  29,907

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Real Estate Shares | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                10.46%        10.46%
5 Years                  4.43          4.43
1 Year                  14.75         14.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Real Estate Shares   MSCI U.S. REIT Index
12/31/2002             $  10,000                    $  10,000
12/31/2003             $  13,236                    $  13,674
12/31/2004             $  17,772                    $  17,980
12/31/2005             $  20,234                    $  20,161
12/31/2006             $  27,235                    $  27,403
12/31/2007             $  21,769                    $  22,795
12/31/2008             $  13,312                    $  14,140
12/31/2009             $  17,156                    $  18,185
12/31/2010             $  21,802                    $  23,364
12/31/2011             $  23,560                    $  25,395
12/31/2012             $  27,035                    $  29,907

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 13

Performance Update | 12/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                12.04%        12.04%
5 Years                  6.04          6.04
1 Year                  16.28         16.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Real Estate Shares   MSCI U.S. REIT Index
12/31/2002             $   5,000,000                $   5,000,000
12/31/2003             $   6,707,939                $   6,837,193
12/31/2004             $   9,120,684                $   8,989,931
12/31/2005             $  10,521,943                $  10,080,669
12/31/2006             $  14,354,958                $  13,701,622
12/31/2007             $  11,623,545                $  11,397,598
12/31/2008             $   7,218,569                $   7,069,957
12/31/2009             $   9,483,661                $   9,092,592
12/31/2010             $  12,231,286                $  11,682,023
12/31/2011             $  13,404,868                $  12,697,520
12/31/2012             $  15,587,683                $  14,953,279

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Real Estate Shares | Annual Report | 12/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from July 1, 2012 through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                 A             B             C                   Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00     $1,000.00     $1,000.00          $1,000.00
Value on 7/1/12
--------------------------------------------------------------------------------
Ending Account          $1,022.44     $1,016.37     $1,018.19          $1,024.85
Value on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid           $    7.73     $   14.45     $   12.02          $    5.24
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.52%, 2.85%, 2.37%, and 1.03% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                 A             B             C                  Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00     $1,000.00     $1,000.00          $1,000.00
Value on 7/1/12
--------------------------------------------------------------------------------
Ending Account          $1,017.50     $1.010.81     $1.013.22          $1.019.96
Value on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid           $    7.71     $   14.41     $   11.99          $    5.23
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.52%, 2.85%, 2.37%, and 1.03% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Real Estate Shares | Annual Report | 12/31/12

Schedule of Investments | 12/31/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  COMMON STOCKS -- 97.9%
                  CONSUMER SERVICES -- 1.4%
                  Hotels, Resorts & Cruise Lines -- 1.4%
         32,600   Starwood Hotels & Resorts Worldwide, Inc.              $    1,869,936
                                                                         --------------
                  Total Consumer Services                                $    1,869,936
---------------------------------------------------------------------------------------
                  REAL ESTATE -- 96.5%
                  Diversified REITs -- 9.3%
         53,600   American Assets Trust, Inc.                            $    1,497,048
        114,800   First Potomac Realty Trust                                  1,418,928
         76,200   Liberty Property Trust                                      2,725,674
         99,200   Retail Opportunity Investments Corp.                        1,275,712
         19,500   Select Income Real Estate Investment Trust (144A)             483,015
         62,400   Vornado Realty Trust                                        4,996,992
                                                                         --------------
                                                                         $   12,397,369
---------------------------------------------------------------------------------------
                  Industrial REITs -- 4.9%
        178,900   Prologis, Inc.                                         $    6,528,061
---------------------------------------------------------------------------------------
                  Office REITs -- 13.4%
         34,300   Alexandria Real Estate Equities, Inc.                  $    2,377,676
        114,500   BioMed Realty Trust, Inc.                                   2,213,285
         58,000   Boston Properties, Inc.                                     6,136,980
         90,400   DuPont Fabros Technology, Inc.                              2,184,064
         85,000   Kilroy Realty Corp.                                         4,026,450
         54,200   Piedmont Office Realty Trust, Inc. (144A)                     978,310
                                                                         --------------
                                                                         $   17,916,765
---------------------------------------------------------------------------------------
                  Residential REITs -- 16.6%
         41,900   American Campus Communities, Inc.                      $    1,932,847
         43,500   AvalonBay Communities, Inc.                                 5,898,165
         27,200   BRE Properties, Inc. (144A)                                 1,382,576
         49,000   Camden Property Trust                                       3,342,290
         31,000   Equity Lifestyle Properties, Inc.                           2,085,990
        133,800   Equity Residential Property Trust, Inc.                     7,582,446
                                                                         --------------
                                                                         $   22,224,314
---------------------------------------------------------------------------------------
                  Retail REITs -- 23.4%
        170,200   DDR Corp.                                              $    2,665,332
         31,900   Federal Realty Investment Trust                             3,318,238
         43,000   National Retail Properties, Inc.                            1,341,600
         64,300   Ramco-Gershenson Properties Trust                             855,833
         58,100   Regency Centers Corp.                                       2,737,672
         66,500   Retail Properties of America, Inc. (144A)                     796,005
         81,000   Simon Property Group, Inc.                                 12,805,290
         11,600   Taubman Centers, Inc.                                         913,152
        102,500   The Macerich Co.                                            5,975,750
                                                                         --------------
                                                                         $   31,408,872
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer Real Estate Shares | Annual Report | 12/31/12 17

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  Specialized REITs -- 26.9%
         83,400   CubeSmart                                              $    1,215,138
         60,100   EPR Properties (144A)                                       2,771,211
         76,300   Extra Space Storage, Inc.                                   2,776,557
        133,300   HCP, Inc.                                                   6,022,494
         23,900   Health Care Real Estate Investment Trust, Inc.              1,464,831
        266,200   Host Hotels & Resorts, Inc.                                 4,171,354
         83,200   Omega Healthcare Investors, Inc.                            1,984,320
         22,500   Pebblebrook Hotel Trust                                       519,750
         49,900   Public Storage, Inc.                                        7,233,504
         75,300   RLJ Lodging Trust (144A)                                    1,458,561
         99,000   Ventas, Inc.                                                6,407,280
                                                                         --------------
                                                                         $   36,025,000
---------------------------------------------------------------------------------------
                  Real Estate Operating Companies -- 2.0%
         64,500   Brookfield Office Properties, Inc.                     $    1,097,145
        101,100   Forest City Enterprises, Inc.*                              1,632,765
                                                                         --------------
                                                                         $    2,729,910
                                                                         --------------
                  Total Real Estate                                      $  129,230,291
---------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $65,314,502)                                     $  131,100,227
---------------------------------------------------------------------------------------
 Principal
 Amount ($)
---------------------------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENTS -- 1.1%
                  Repurchase Agreement -- 1.1%
      1,500,000   Deutsche Bank AG, 0.15%, dated 12/31/12, repurchase
                  price of $1,500,000 plus accrued interest on 1/2/13
                  collateralized by the following:
                  $1,058,477 U.S. Treasury Bond, 11.25%, 2/15/15
                  $471,524 U.S. Treasury Note, 0.75%, 12/31/17           $    1,500,000
---------------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $1,500,000)                                      $    1,500,000
---------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.0%
                  (Cost $66,814,502) (a)                                 $  132,600,227
---------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 1.0%                     $    1,390,202
---------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                             $  133,990,429
=======================================================================================

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Annual Report | 12/31/12

*       Non-income producing security.

REIT    Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2012, the value of these securities amounted to $7,869,678 or 5.9% of total net assets.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $70,307,700 was as follows:

        Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                     $   62,720,960

        Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                           (428,433)
                                                                         --------------
        Net unrealized gain                                              $   62,292,527
                                                                         ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $17,775,454 and $9,449,089, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                          Level 1         Level 2        Level 3    Total
--------------------------------------------------------------------------------
Common Stocks             $131,100,227    $       --     $    --    $131,100,227
Repurchase Agreement                --     1,500,000          --       1,500,000
--------------------------------------------------------------------------------
Total                     $131,100,227    $1,500,000     $    --    $132,600,227
================================================================================

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.


                        Pioneer Real Estate Shares | Annual Report | 12/31/12 19

Statement of Assets and Liabilities | 12/31/12

ASSETS:
   Investment in securities (cost $66,814,502)                     $132,600,227
   Cash                                                                 532,887
   Receivables --
      Investment securities sold                                         57,760
      Fund shares sold                                                  631,453
      Dividends                                                         502,742
   Other                                                                 45,385
--------------------------------------------------------------------------------
         Total assets                                              $134,370,454
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                              $     36,488
      Fund shares repurchased                                           237,934
   Due to affiliates                                                     58,401
   Accrued expenses                                                      47,202
--------------------------------------------------------------------------------
         Total liabilities                                         $    380,025
================================================================================
NET ASSETS:
   Paid-in capital                                                 $ 78,004,456
   Accumulated net realized loss                                     (9,799,752)
   Net unrealized gain on investments                                65,785,725
--------------------------------------------------------------------------------
         Total net assets                                          $133,990,429
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $84,309,690/3,404,839 shares)                 $      24.76
   Class B (based on $5,403,534/221,213 shares)                    $      24.43
   Class C (based on $12,667,239/518,182 shares)                   $      24.45
   Class Y (based on $31,609,966/1,277,595 shares)                 $      24.74
MAXIMUM OFFERING PRICE:
   Class A ($24.76 (divided by) 94.25%)                            $      26.27
================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Annual Report | 12/31/12

Statement of Operations

For the Year Ended 12/31/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $5,380)             $  2,970,839
   Interest                                                               8,879
---------------------------------------------------------------------------------------------
         Total investment income                                                  $ 2,979,718
---------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                 $  1,011,490
   Transfer agent fees
      Class A                                                           160,549
      Class B                                                            33,869
      Class C                                                            31,733
      Class Y                                                             3,216
   Distribution fees
      Class A                                                           208,849
      Class B                                                            61,720
      Class C                                                           122,455
   Shareholder communications expense                                   124,118
   Administrative reimbursements                                         43,107
   Custodian fees                                                         9,761
   Registration fees                                                     67,446
   Professional fees                                                     52,296
   Printing expense                                                      31,427
   Fees and expenses of nonaffiliated Trustees                            7,630
   Miscellaneous                                                         14,849
---------------------------------------------------------------------------------------------
      Total expenses                                                              $ 1,984,515
---------------------------------------------------------------------------------------------
         Net investment income                                                    $   995,203
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                               $ 3,410,598
---------------------------------------------------------------------------------------------
   Change in net unrealized gain on investments                                   $13,072,842
---------------------------------------------------------------------------------------------
   Net gain on investments                                                        $16,483,440
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                           $17,478,643
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 21

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                                 Year Ended     Year Ended
                                                                  12/31/12       12/31/11
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $    995,203   $   1,371,705
Net realized gain on investments                                    3,410,598      21,213,989
Change in net unrealized gain (loss) on investments                13,072,842     (10,371,241)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $ 17,478,643   $  12,214,453
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.45 and $0.41 per share, respectively)          $ (1,545,555)  $  (1,476,380)
      Class B ($0.12 and $0.17 per share, respectively)               (30,027)        (57,231)
      Class C ($0.25 and $0.23 per share, respectively)              (129,768)       (131,386)
      Class Y ($0.57 and $0.54 per share, respectively)              (619,229)       (765,314)
----------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $ (2,324,579)  $  (2,430,311)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $ 38,896,789   $  21,603,687
Reinvestment of distributions                                       1,860,445       1,637,479
Cost of shares repurchased                                        (30,922,652)    (66,954,994)
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from Fund
         share transactions                                      $  9,834,582   $ (43,713,828)
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $ 24,988,646   $ (33,929,686)
NET ASSETS:
Beginning of year                                                 109,001,783     142,931,469
----------------------------------------------------------------------------------------------
End of year                                                      $133,990,429   $ 109,001,783
==============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Annual Report | 12/31/12

----------------------------------------------------------------------------------------
                                '12 Shares   '12 Amount      '11 Shares   '11 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                      701,322     $ 17,036,848       752,211   $  16,055,487
Reinvestment of distributions     61,095        1,476,444        67,192       1,402,649
Less shares repurchased         (813,560)     (19,502,701)   (1,064,270)    (22,453,234)
----------------------------------------------------------------------------------------
      Net decrease               (51,143)    $   (989,409)     (244,867)  $  (4,995,098)
========================================================================================
Class B
Shares exchanged                  45,607     $  1,086,266        59,519   $   1,244,965
Reinvestment of distributions      1,248           29,825         2,684          55,800
Less shares repurchased         (135,270)      (3,172,798)     (174,139)     (3,620,869)
----------------------------------------------------------------------------------------
      Net decrease               (88,415)    $ (2,056,707)     (111,936)  $  (2,320,104)
========================================================================================
Class C
Shares sold                      129,597     $  3,110,571       109,995   $   2,309,514
Reinvestment of distributions      5,140          123,134         5,923         122,679
Less shares repurchased         (137,583)      (3,256,295)     (194,374)     (4,012,899)
----------------------------------------------------------------------------------------
      Net decrease                (2,846)    $    (22,590)      (78,456)  $  (1,580,706)
========================================================================================
Class Y
Shares sold                      739,079     $ 17,663,104        93,538   $   1,993,721
Reinvestment of distributions      9,524          231,042         2,700          56,351
Less shares repurchased         (197,073)      (4,990,858)   (1,667,165)    (36,867,992)
----------------------------------------------------------------------------------------
      Net increase (decrease)    551,530     $ 12,903,288    (1,570,927)  $ (34,817,920)
========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 23

Financial Highlights

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           12/31/12   12/31/11   12/31/10   12/31/09   12/31/08
----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $ 21.79    $ 20.41    $ 16.24    $ 13.00    $ 21.94
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.45    $  0.42    $  0.21    $  0.35    $  0.43
   Net realized and unrealized gain (loss) on investments     2.97       1.37       4.34       3.37      (8.62)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  3.42    $  1.79    $  4.55    $  3.72    $ (8.19)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.45)     (0.41)     (0.22)     (0.34)     (0.46)
   Net realized gain                                            --         --         --         --         --
   Tax return of capital                                        --         --      (0.16)     (0.14)     (0.29)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.97    $  1.38    $  4.17    $  3.24    $ (8.94)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 24.76    $ 21.79    $ 20.41    $ 16.24    $ 13.00
================================================================================================================
Total return*                                                15.75%      8.90%     28.25%     30.15%    (38.31)%
Ratio of net expenses to average net assets+                  1.52%      1.59%      1.62%      1.85%      1.63%
Ratio of net investment income to average net assets+         1.87%      1.94%      1.17%      2.77%      2.10%
Portfolio turnover rate                                          8%         8%        14%        23%        18%
Net assets, end of period (in thousands)                   $84,310    $75,318    $75,520    $67,510    $55,353
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year       Year
                                                                 Ended       Ended       Ended       Ended      Ended
                                                                 12/31/12    12/31/11    12/31/10    12/31/09   12/31/08
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $21.50      $20.13      $ 16.03     $12.84     $ 21.68
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $ 0.12      $ 0.16      $ (0.04)    $ 0.17     $  0.19
   Net realized and unrealized gain (loss) on investments          2.93        1.38         4.29       3.34       (8.50)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ 3.05      $ 1.54      $  4.25     $ 3.51     $ (8.31)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.12)      (0.17)       (0.09)     (0.18)      (0.24)
   Net realized gain                                                 --(a)       --(a)        --         --          --
   Tax return of capital                                             --          --        (0.06)     (0.14)      (0.29)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 2.93      $ 1.37      $  4.10     $ 3.19     $ (8.84)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $24.43      $21.50      $ 20.13     $16.03     $ 12.84
=========================================================================================================================
Total return*                                                     14.22%       7.67%       26.60%     28.38%     (39.01)%
Ratio of net expenses to average net assets+                       2.85%       2.75%        2.90%      3.25%       2.72%
Ratio of net investment income (loss) to average net assets+       0.48%       0.73%       (0.13)%     1.41%       0.89%
Portfolio turnover rate                                               8%          8%          14%        23%         18%
Net assets, end of period (in thousands)                         $5,404      $6,657      $ 8,484     $8,753     $ 8,428
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  2.85%       2.75%        2.90%      3.25%       2.72%
   Net investment income (loss)                                    0.48%       0.73%       (0.13)%     1.41%       0.89%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.85%       2.75%        2.90%      3.25%       2.71%
   Net investment income (loss)                                    0.48%       0.73%       (0.13)%     1.41%       0.90%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

(a) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 25

----------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year       Year       Year       Year
                                                                 Ended      Ended      Ended      Ended      Ended
                                                                 12/31/12   12/31/11   12/31/10   12/31/09   12/31/08
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 21.53    $ 20.15    $ 16.06    $12.86     $ 21.72
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.24    $  0.23    $  0.06    $ 0.22     $  0.25
   Net realized and unrealized gain (loss) on investments           2.93       1.38       4.27      3.34       (8.53)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  3.17    $  1.61    $  4.33    $ 3.56     $ (8.28)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.25)     (0.23)     (0.14)    (0.22)      (0.29)
   Net realized gain                                                  --         --         --        --          --
   Tax return of capital                                              --         --      (0.10)    (0.14)      (0.29)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  2.92    $  1.38    $  4.09    $ 3.20     $ (8.86)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 24.45    $ 21.53    $ 20.15    $16.06     $ 12.86
======================================================================================================================
Total return*                                                      14.75%      8.07%     27.08%    28.87%     (38.85)%
Ratio of net expenses to average net assets+                        2.37%      2.42%      2.50%     2.89%       2.50%
Ratio of net investment income to average net assets+               1.03%      1.09%      0.31%     1.76%       1.18%
Portfolio turnover rate                                                8%         8%        14%       23%         18%
Net assets, end of period (in thousands)                         $12,667    $11,216    $12,082    $9,153     $ 7,619
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.37%      2.42%      2.50%     2.89%       2.50%
   Net investment income                                            1.03%      1.09%      0.31%     1.76%       1.18%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.37%      2.42%      2.50%     2.89%       2.49%
   Net investment income                                            1.03%      1.09%      0.31%     1.76%       1.19%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Real Estate Shares | Annual Report | 12/31/12

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           12/31/12   12/31/11   12/31/10   12/31/09   12/31/08
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 21.78    $ 20.39    $ 16.23    $ 12.98    $ 21.90
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.56    $  0.56    $  0.33    $  0.44    $  0.54
   Net realized and unrealized gain (loss) on investments     2.97       1.37       4.32       3.40      (8.59)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  3.53    $  1.93    $  4.65    $  3.84    $ (8.05)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.57)     (0.54)     (0.28)     (0.45)     (0.58)
   Net realized gain                                            --         --         --         --         --
   Tax return of capital                                        --         --      (0.21)     (0.14)     (0.29)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.96    $  1.39    $  4.16    $  3.25    $ (8.92)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 24.74    $ 21.78    $ 20.39    $ 16.23    $ 12.98
================================================================================================================
Total return*                                                16.28%      9.60%     28.97%     31.38%    (37.90)%
Ratio of net expenses to average net assets+                  1.03%      1.00%      1.00%      1.06%      1.02%
Ratio of net investment income to average net assets+         2.48%      2.35%      1.79%      3.49%      2.76%
Portfolio turnover rate                                          8%         8%        14%        23%        18%
Net assets, end of period (in thousands)                   $31,610    $15,811    $46,845    $42,533    $26,233
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 27

Notes to Financial Statements | 12/31/12

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

28 Pioneer Real Estate Shares | Annual Report | 12/31/12

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 29

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Fund reclassified $1,329,376 to decrease paid-in capital and $1,329,376 to decrease distributions in excess of net investment income to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At December 31, 2012, the Fund had a net capital loss carryforward of $6,306,554 of which the following amounts will expire in 2017 and 2018 if not utilized: $5,829,883 in 2017 and $476,671 in 2018.

30 Pioneer Real Estate Shares | Annual Report | 12/31/12

    The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

    ----------------------------------------------------------------------------
                                                      2012                  2011
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $2,324,579            $2,430,311
    ----------------------------------------------------------------------------
       Total                                    $2,324,579            $2,430,311
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                       $(6,306,554)
    Net unrealized gain                                              62,292,527
    ----------------------------------------------------------------------------
       Total                                                        $55,985,973
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $15,812 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 31

E.  Risks

    Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. For the year ended December 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.80% of the Fund's daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,655 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

32 Pioneer Real Estate Shares | Annual Report | 12/31/12

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 80,256
 Class B                                                                  19,916
 Class C                                                                  16,145
 Class Y                                                                   7,801
--------------------------------------------------------------------------------
   Total                                                                $124,118
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,499 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,247 in distribution fees payable to PFD at December 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 33

CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2012, CDSCs in the amount of $4,187 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2012, the Fund had no borrowings under a credit facility.

34 Pioneer Real Estate Shares | Annual Report | 12/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Real Estate Shares:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2013

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 35

Approval of Investment Advisory and Sub-Advisory Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM

36 Pioneer Real Estate Shares | Annual Report | 12/31/12 and the sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one, three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 37 independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the lower average account size of shareholders in the Fund, and considered the impact of the Fund's transfer agency and other non-management fee expenses on the Fund's expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

38 Pioneer Real Estate Shares | Annual Report | 12/31/12

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2011). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 39 generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.

40 Pioneer Real Estate Shares | Annual Report | 12/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
AEW Capital Management, L.P.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 41

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.         Chairman and Chief Executive Officer,      Director, Broadridge
Chairman of the Board and     Serves until a successor    Quadriserv, Inc. (technology products      Financial Solutions, Inc.
Trustee                       trustee is elected or       for securities lending industry) (2008 -   (investor communications and
                              earlier retirement or       present); private investor (2004 -         securities processing
                              removal.                    2008); and Senior Executive Vice           provider for financial
                                                          President, The Bank of New York            services industry) (2009 -
                                                          (financial and securities services)        present); Director,
                                                          (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                     present); and Commissioner,
                                                                                                     New Jersey State Civil
                                                                                                     Service Commission (2011 -
                                                                                                     present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69) Trustee    Trustee since 2005.         Managing Partner, Federal City Capital     Director of Enterprise
                              Serves until a successor    Advisors (corporate advisory services      Community Investment, Inc.
                              trustee is elected or       company) (1997 - 2004 and 2008 -           (privately-held affordable
                              earlier retirement or       present); Interim Chief Executive          housing finance company)
                              removal.                    Officer, Oxford Analytica, Inc.            (1985 - 2010); Director of
                                                          (privately held research and consulting    Oxford Analytica, Inc. (2008
                                                          company) (2010); Executive Vice            - present); Director of The
                                                          President and Chief Financial Officer,     Swiss Helvetia Fund, Inc.
                                                          I-trax, Inc. (publicly traded health       (closed-end fund) (2010 -
                                                          care services company) (2004 - 2007);      present); and Director of
                                                          and Executive Vice President and Chief     New York Mortgage Trust
                                                          Financial Officer, Pedestal Inc.           (publicly traded mortgage
                                                          (internet-based mortgage trading           REIT) (2004 - 2009, 2012 -
                                                          company) (2000 - 2002)                     present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.         William Joseph Maier Professor of          Trustee, Mellon
Trustee                       Serves until a successor    Political Economy, Harvard University      Institutional Funds
                              trustee is elected or       (1972 - present)                           Investment Trust and Mellon
                              earlier retirement or                                                  Institutional Funds Master
                              removal.                                                               Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer Real Estate Shares | Annual Report | 12/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 1995.         Founding Director, Vice President and      None
Trustee                       Serves until a successor    Corporate Secretary, The Winthrop Group,
                              trustee is elected or       Inc. (consulting firm) (1982-present);
                              earlier retirement or       Desautels Faculty of Management, McGill
                              removal.                    University (1999 - present); and Manager
                                                          of Research Operations and
                                                          Organizational Learning, Xerox PARC,
                                                          Xerox's advance research center
                                                          (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 1995.         President and Chief Executive Officer,     Director of New America High
Trustee                       Serves until a successor    Newbury, Piret & Company, Inc.             Income Fund, Inc.
                              trustee is elected or       (investment banking firm) (1981 -          (closed-end investment
                              earlier retirement or       present)                                   company) (2004 - present);
                              removal.                                                               and member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute (2000 -
                                                                                                     2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 1995.         Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                       Serves until a successor    (law firm) (1998 - present); and           Fund, Inc. (closed-end
                              trustee is elected or       Partner, Sullivan & Cromwell LLP (prior    investment company); and
                              earlier retirement or       to 1998)                                   Director, Invesco, Ltd.
                              removal.                                                               (formerly AMVESCAP, PLC)
                                                                                                     (investment manager)
                                                                                                     (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 43

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 1995.         Non-Executive Chairman and a director of   None
Trustee, President and        Serves until a successor    Pioneer Investment Management USA Inc.
Chief Executive Officer of    trustee is elected or       ("PIM-USA"); Chairman and a director of
the Fund                      earlier retirement or       Pioneer; Chairman and Director of
                              removal.                    Pioneer Institutional Asset Management,
                                                          Inc. (since 2006); Director of Pioneer
                                                          Alternative Investment Management
                                                          Limited (Dublin) (until October 2011);
                                                          President and a director of Pioneer
                                                          Alternative Investment Management
                                                          (Bermuda) Limited and affiliated funds;
                                                          Deputy Chairman and a director of
                                                          Pioneer Global Asset Management S.p.A.
                                                          ("PGAM") (until April 2010); Director of
                                                          Nano-C, Inc. (since 2003); Director of
                                                          Cole Management Inc. (2004 - 2011);
                                                          Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all
                                                          of the Pioneer Funds; and Retired
                                                          Partner, Wilmer Cutler Pickering Hale
                                                          and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.         Director, CEO and President of PIM-USA     None
Trustee and Executive Vice    Serves until a successor    (since February 2007); Director and
President                     trustee is elected or       President of Pioneer and Pioneer
                              earlier retirement or       Institutional Asset Management, Inc.
                              removal.                    (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds
                                                          (since March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); Head of
                                                          New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are Officers or directors of the Fund's investment adviser and certain of its affiliates.

44 Pioneer Real Estate Shares | Annual Report | 12/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2003. Serves at the   Vice President and Associate General       None
Secretary                     discretion of the Board.    Counsel of Pioneer since January 2008
                                                          and Secretary of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at the   Fund Governance Director of Pioneer        None
Assistant Secretary           discretion of the Board.    since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November
                                                          2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at the   Counsel of Pioneer since June 2007 and     None
Assistant Secretary           discretion of the Board.    Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; and Vice
                                                          President and Counsel at State Street
                                                          Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at the   Vice President - Fund Treasury of          None
Treasurer and Chief           discretion of the Board.    Pioneer; Treasurer of all of the Pioneer
Financial and Accounting                                  Funds since March 2008; Deputy Treasurer
Officer of the Fund                                       of Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of
                                                          the Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2000. Serves at the   Assistant Vice President - Fund Treasury   None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2002. Serves at the   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 45

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at the   Fund Administration Manager - Fund         None
Assistant Treasurer          discretion of the Board.    Treasury of Pioneer since November 2008;
                                                         Assistant Treasurer of all of the
                                                         Pioneer Funds since January 2009; and
                                                         Client Service Manager - Institutional
                                                         Investor Services at State Street Bank
                                                         from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at the   Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer     discretion of the Board.    of all the Pioneer Funds since March
                                                         2010; Director of Adviser and Portfolio
                                                         Compliance at Pioneer since October
                                                         2005; and Senior Compliance Officer for
                                                         Columbia Management Advisers, Inc. from
                                                         October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)        Since 2006. Serves at the   Director--Transfer Agency Compliance of     None
Anti-Money Laundering        discretion of the Board.    Pioneer and Anti-Money Laundering
Officer                                                  Officer of all the Pioneer Funds since
                                                         2006
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Real Estate Shares | Annual Report | 12/31/12

                           This page for your notes.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 47

                           This page for your notes.

48 Pioneer Real Estate Shares | Annual Report | 12/31/12

                           This page for your notes.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 49

                           This page for your notes.

50 Pioneer Real Estate Shares | Annual Report | 12/31/12

                           This page for your notes.

                        Pioneer Real Estate Shares | Annual Report | 12/31/12 51

                           This page for your notes.

52 Pioneer Real Estate Shares | Annual Report | 12/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18631-07-0213


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $36,742 in 2012 and $38,686 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2013

* Print the name and title of each signing officer under his or her signature.